CarrAmerica Realty Corporation and Subsidiaries
                               First Quarter 1999
                            Supplemental Information

-------------------------------------------------------------------------------------------------------------------



         Condensed Consolidated Balance Sheets...........................................................1

         Condensed Consolidated Statements of Operations.................................................2

         Funds From Operations...........................................................................3

         Same Store Operating Property Results...........................................................4

         Statements of EBITDA ...........................................................................5

         Financial Ratios ...............................................................................6

         Share & Operating Partnership Unit Data.........................................................7

         Debt Capitalization Summary.....................................................................8

         Operating Property Supplemental Information:
             Current Summary of Portfolio of Operating Properties..................................9 to 12
             Lease Rollover Schedule....................................................................13

         Development Supplemental Information:
             1999 Development Activity by Market..................................................14 to 15
             1999 Development Activity by Estimated Construction Completion Date........................16
             Land Held for Future Development Summary...................................................17

         OmniOffices, Inc. and OmniOffices (UK) Limited Supplemental Information:
             Condensed Consolidated Balance Sheets......................................................18
             Condensed Consolidated Contribution to Funds From Operations...............................19
             Stabilized Centers.........................................................................20

Certain statements contained in the information set forth herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company and its affiliates or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: national and local economic, business and real estate conditions that will, among other things, affect demand for office properties, availability and creditworthiness of tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and pending developments to be completed on time and within budget), actions, strategies and performance of affiliates that the Company may not control, governmental actions and initiatives, and environmental/safety requirements.

                 CarrAmerica Realty Corporation and Subsidiaries
                      Condensed Consolidated Balance Sheets


-------------------------------------------------------------------------------------------------------------------



(In thousands)

                                                                           March 31,          December 31,
                                                                             1999                1998
                                                                          -----------         ------------
                                                                          (Unaudited)
Assets
Rental Property                                                            $2,834,748          $2,993,569
   Less - accumulated depreciation                                           (267,324)           (262,458)
                                                                           ----------          ----------
      Net rental property                                                   2,567,424           2,731,111

Land held for future development                                              128,987             119,141
Construction-in-progress                                                      338,318             347,294
Cash and cash equivalents - unrestricted                                       41,624              36,499
Cash and cash equivalents - restricted                                         69,492              48,640
Accrued straight-line rents                                                    38,633              39,273
Other assets - net                                                            468,502             471,526
                                                                           ----------          ----------
                                                                           $3,652,980          $3,793,484
                                                                           ==========          ==========
Liabilities and Stockholders' Equity
Liabilities:
   Revolving lines of credit                                               $  417,500          $  482,500
   Senior unsecured notes                                                     625,000             625,000
   Mortgages payable                                                          634,368             596,859
   Accounts payable and accrued expenses                                      166,906             181,459
                                                                           ----------          ----------
                                                                            1,843,774           1,885,818
                                                                           ----------          ----------

Minority interest                                                             102,109              93,264

Stockholders' equity:
   Preferred stock                                                                 95                  95
   Common stock                                                                   668                 718
   Additional paid in capital                                               1,816,414           1,926,057
   Foreign currency translation adjustment                                     (1,270)                463
   Cumulative dividends paid in excess of net income                         (108,810)           (112,931)
                                                                           ----------          ----------
                                                                            1,707,097           1,814,402
                                                                           ----------          ----------
                                                                           $3,652,980          $3,793,484
                                                                           ==========          ==========

                 CarrAmerica Realty Corporation and Subsidiaries
                 Condensed Consolidated Statements of Operations

-------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per share amounts)

                                                                                  Three Months Ended
                                                                                       March 31,
                                                                              --------------------------
                                                                                1999           1998
                                                                                ----           ----
 Revenues:
    Rental income (1)                                                          $121,458       $100,329
    Other real estate operating revenue:
       Real estate service income                                                 3,900          2,990
       Executive suites revenue                                                  49,099         15,648
    Gain on sale of assets                                                       18,055         25,931
    Gain on settlement of treasury locks                                          4,489             --
    Interest and other income                                                     2,810          1,771
                                                                               --------       --------
          Total operating revenue                                               199,811        146,669
                                                                               --------       --------

 Operating expenses:
    Property operating expenses:
       Operating expenses                                                        29,304         23,214
       Real estate taxes                                                         11,041          9,302
    Interest expense                                                             23,493         17,161
    Executive suites operating expenses                                          44,116         13,854
    General and administrative                                                    9,309          6,439
    Depreciation and amortization                                                30,402         23,643
                                                                               --------       --------
          Total operating expenses                                              147,665         93,613
                                                                               --------       --------

          Net operating income before income taxes and
             minority interest                                                   52,146         53,056
 Income taxes                                                                      (252)            --
                                                                               --------       --------

          Net operating income before minority interest                          51,894         53,056
 Minority interest                                                               (5,719)        (8,547)
                                                                               --------       --------

          Net income                                                           $ 46,175       $ 44,509
                                                                               ========       ========

          Basic net income per common share                                    $   0.53       $   0.60
                                                                               ========       ========

          Diluted net income per share                                         $   0.52       $   0.59
                                                                               ========       ========



NOTES:
(1) Rental income includes $2,415 and $3,362 of accrued straight-line rents for the three month periods ended March 31, 1999 and 1998, respectively.

                 CarrAmerica Realty Corporation and Subsidiaries
                              Funds From Operations

--------------------------------------------------------------------------------


         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company calculates its FFO by combining the FFO from its real estate operations, calculated in accordance with NAREIT's definition of FFO, and the earnings before depreciation, amortization and deferred taxes ("EBDADT") of the Company's executive suites business, excluding operating losses from centers under development. The following table provides the calculation of the Company's FFO for the three month periods ended March 31, 1999 and 1998.

 (In thousands)                                                                             Three Months Ended
                                                                                                  March 31,
                                                                                          -------------------------
                                                                                            1999             1998
                                                                                            ----             ----
 Net income before minority interest                                                      $ 51,894         $ 53,056

 Adjustments to derive funds from operations:
     Add:
       Depreciation and amortization                                                        29,613           23,055
       Losses associated with executive suites centers under development                     4,338              493
       Deferred taxes                                                                          127               --
     Deduct:
       Minority interests' (non Unitholders) share of depreciation
        and amortization and net income                                                        (48)            (110)
       Gain on settlement of treasury locks                                                 (4,489)              --
       Gain on sale of assets                                                              (18,055)         (25,931)
                                                                                          --------         --------
 FFO before allocations to the minority Unitholders                                         63,380           50,563
 Less:  FFO allocable to the the minority Unitholders                                       (4,166)          (3,706)
                                                                                          --------         --------
 CarrAmerica Realty Corporation's FFO                                                       59,214           46,857
 Less:  Preferred stock dividends                                                           (8,745)          (8,791)
                                                                                          --------         --------
 CarrAmerica Realty Corporation's FFO attributable
     to common shares                                                                     $ 50,469         $ 38,066
                                                                                          ========         ========
 Weighted average common shares outstanding:
   Basic                                                                                    71,099           59,997
                                                                                          ========         ========
   Diluted                                                                                  78,584           67,488
                                                                                          ========         ========





 CarrAmerica Realty Corporation
   FFO attributed to common shares                                                        $ 50,469         $ 38,066
 Series A Preferred share dividends                                                            314              361
 Minority interest from convertible partnership units                                        4,166            3,706
                                                                                          --------         --------
 Adjusted FFO attributable to common shares                                               $ 54,949         $ 42,133
                                                                                          ========         ========

 Weighted average common
   shares outstanding                                                                       71,099           59,997
 Weighted average conversion of Series A preferred shares                                      680              780
 Weighted average conversion of operating partnership units                                  6,512            6,478
 Incremental options                                                                           293              233
                                                                                          --------         --------
 Adjusted weighted average common shares                                                    78,584           67,488
                                                                                          ========         ========



                 CarrAmerica Realty Corporation and Subsidiaries
                      Same Store Operating Property Results

-------------------------------------------------------------------------------------------------------------------

(In thousands)

                                                                          Three Months Ended           %
                                                                               March 31,             Change
                                                                       ------------------------- --------------

                                                                          1999          1998
                                                                          ----          ----

 Real Estate Operating Revenue                                           $ 87,896     $ 84,347        4.2%

 Real Estate Operating Expenses                                           (28,679)     (28,250)       1.5%
                                                                         ----------   --------

     Total Real Estate
        Operating Income                                                 $ 59,217      $56,097        5.6%
                                                                         ========     ========


 YTD Average Occupancy                                                       96.1%        94.9%
                                                                         ========     ========

 Same Store Square Footage                                                 16,857
                                                                         ========

                 CarrAmerica Realty Corporation and Subsidiaries
                              Statements of EBITDA

-------------------------------------------------------------------------------------------------------------------

(In thousands)
                                                                                              Three Months Ended
                                                                                                  March 31,
                                                                                         ----------------------------
                                                                                             1999            1998
                                                                                             ----            ----
 Revenues:
      Rental Income                                                                         $121,458        $100,329
      Other real estate operating revenue:
        Real estate service income                                                             3,900           2,990
        Executive suites revenue                                                              49,099          15,648
      Other income (1)                                                                         2,810           1,771
                                                                                            --------        --------
            Total revenue                                                                    177,267         120,738
                                                                                            --------        --------

 Operating expenses:
      Property operating expenses:
        Operating expenses                                                                    29,304          23,214
        Real estate taxes                                                                     11,041           9,302
      Executive suites operating expenses                                                     44,116          13,854
      General and administrative                                                               9,309           6,439
                                                                                            --------        --------
            Total operating expenses                                                          93,770          52,809
                                                                                            --------        --------
  EBITDA                                                                                    $ 83,497        $ 67,929
                                                                                            ========        ========


 Notes:
 (1) Excludes gains on sales of assets and gain on settlement of treasury locks.

                 CarrAmerica Realty Corporation and Subsidiaries
                                Financial Ratios


-------------------------------------------------------------------------------------------------------------------



 Financial Position Ratios:                                                         March 31,     December 31,
 --------------------------                                                           1999            1998
                                                                                    --------      ------------


 Total Debt / Total Capitalization (Book Value)                                        48.1%           47.2 %
 Total Debt / Total Capitalization (Market)                                            45.2%           42.6 %




 Operating Ratios:                                                                     Three Months Ended
 ----------------                                                                           March 31,
                                                                                   ---------------------------
                                                                                       1999           1998
                                                                                       ----           ----
 Secured EBITDA / Total EBITDA                                                         34.2%          38.8%

 Interest Coverage (1)
     With capitalized interest                                                         3.55X          3.96X
     Without capitalized interest                                                      2.65X          3.01X

 Fixed charge coverage
     With capitalized interest                                                         2.46X          2.33X
     Without capitalized interest                                                      2.01X          1.97X



 Diluted FFO Payout Ratio (2)                                                          66.1%          74.6%

 G & A as a % of Revenue (3)                                                            7.3%           6.1%




  NOTES:

  (1)Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
  (2)Dividends paid per common share divided by diluted FFO per share.
  (3)Excludes Executive Suites revenue, gains on sales of assets and gain on settlement of treasury locks.

                 CarrAmerica Realty Corporation and Subsidiaries
                    Share and Operating Partnership Unit Data


--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at March 31, 1999 and December 31, 1998, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three month periods ended March 31, 1999 and 1998. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)                                             CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying        Non-Dividend
                                     Corporation Common     Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)       Outstanding (b)
                                    --------------------  --------------------   ------------------   --------------------
Outstanding as of:
    March 31, 1999                          66,768                  680                  5,970                  540
    December 31, 1998                       71,760                  680                  5,978                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the three
  months ended March 31:
    1999                                    71,099                  680                  5,972                  540
    1998                                    59,997                  780                  5,938                  540
                                     ====================  ====================   ==================   ====================




  Notes:
  (a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
  (b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
  (c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CarrAmerica Realty Corporation and Subsidiaries
                           Debt Capitalization Summary
                                 March 31, 1999


-------------------------------------------------------------------------------------------------------------------
($ In thousands)
 SECURED INDEBTEDNESS:
 Property                                               Interest Rate     Principal Balance       Maturity Date
 --------                                               -------------     -----------------       -------------
 South Coast Executive Center                                  9.01%               $10,101           05/31/99
 1775 Pennsylvania Avenue                                      7.50                  6,097           06/01/99
 Quorum Place                                                  6.99                  7,544           11/15/00
 Warner Center                                                 7.40                 26,000           12/01/00
 Presidential Circle                                           7.14                 22,876           03/01/01
 Bannockburn I & II                                            9.52                 19,319           08/31/01
 Quorum North                                                  8.27                  6,541           12/10/01
 Valley Business Park         }
 Valley Office Centre         }
 Valley Centre II             }                                8.25                 41,917           12/10/01
 Rincon Centre                }
 Bayshore Centre              }
 Sunnyvale Technology Center     }
 Citymark Tower                  }                             8.90                 35,206           06/01/02
 Hacienda West                   )
 Jaycor                                                        8.96                 12,653           02/01/03
 Parkway North I                                               6.92                 29,250           12/01/03
 Canyon Park Commons                                           9.13                  5,565           12/01/04
 US West                                                       7.92                 52,044           12/01/05
 Redmond East                                                  8.38                 27,265           01/01/06
 Century Springs West         }
 Glenridge                    }
 Midori                       }                                7.20                 20,654           01/01/06
 Lakewood                     }
 Parkwood                     }
 Concord Place                                                 7.75                  7,613           01/01/06
 Wateridge Pavilion                                            8.25                  3,468           11/01/06
 Wasatch Corporate Center                                      8.15                 12,606           01/02/07
 2600 W. Olive                                                 6.75                 19,152           01/01/09
 Palomar Oaks                                                  8.85                 10,053           04/01/09
 1255 23rd Street             )
 International Square         }
       1850 K Street          }                                8.12                 38,300           04/01/09
       1825 Eye Street        }                                8.12                183,700           04/01/09
       1875 Eye Street        }
 1730 Pennsylvania Avenue     }
 International Square Land    }
 International Square Land    }
 Sorenson Research Park                                        7.75                  2,586           07/01/11
 995 Benecia Avenue                                            8.50                    901           08/01/11
 Sorenson Research Park                                        8.88                  1,637           05/01/17
 1747 Pennsylvania Avenue                                      9.50                 14,997           07/10/17
 900 19th Street                                               8.25                 16,323           07/15/19
                                                               ----                 ------
          Total                                                8.08%             $ 634,368
                                                               ====              =========


 UNSECURED INDEBTEDNESS:                                  Interest Rate         Outstanding         Maturity
                                                          -------------         -----------         --------
 Senior Unsecured Notes                                      7.200%             $  150,000           7/01/04
 Senior Unsecured Notes                                      6.625%                100,000           3/01/05
 Senior Unsecured Notes                                      7.375%                125,000           7/01/07
 Senior Unsecured Notes                                      6.875%                100,000           3/01/08
 Senior Unsecured Notes                                      6.625%                150,000          10/01/00
 Unsecured Line of Credit - CarrAmerica Realty           LIBOR + 90 bps            313,000           8/26/01
     Corporation
 Unsecured Line of Credit - OmniOffices, Inc.            LIBOR + 90 bps            104,500           8/26/01
                                                                                ----------
                                                                                $1,042,500
                                                                                ==========

                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                 March 31, 1999


-------------------------------------------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of March 31, 1999:

                                                Company's         Net                                     %
                                                Effective       Rentable                              of Total
                                                Property          Area         Percent   # of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)  Buildings     Footage
--------                                        ---------   ----------------  ---------  ---------     -------

Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                             100.0%      1,014,537          89.6%     3
   1730 Pennsylvania Avenue                         100.0         229,292          99.3      1
   2550 M Street                                    100.0         187,931         100.0      1
   1775 Pennsylvania Avenue (3)                     100.0         143,981          99.1      1
   900 19th Street                                  100.0         101,202         100.0      1
   1747 Pennsylvania Avenue                          89.7(4)      151,778          99.5      1
   1255 23rd Street                                  75.0(5)      305,237          79.6      1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                        100.0         205,298         100.0      1
   Tycon Courthouse                                 100.0         416,195          98.7      1
   Sunrise Corporate Center                         100.0         260,253         100.0      3
   Parkway One                                      100.0          87,842         100.0      1
Atlanta:
   Veridian                                         100.0         193,256          84.0     22
   Glenridge                                        100.0          64,052          69.5      1
   Century Springs West                             100.0          94,893          98.0      1
   Holcomb Place                                    100.0          72,824          96.1      1
   Midori                                           100.0          99,900         100.0      1
   Parkwood                                         100.0         151,296          95.9      1
   Lakewood                                         100.0          80,338          70.2      1
   The Summit                                       100.0         179,085          86.4      1
   Triangle Parkway                                 100.0          82,825          81.0      3
   2400 Lake Park                                   100.0         100,491          85.0      1
   680 Engineering Drive                            100.0          62,154         100.0      1
   Embassy Row                                      100.0         465,858          88.1      3
   Waterford Center                                 100.0          82,161          89.5      1
   Spalding Ridge                                   100.0         128,233          96.3      1
   Embassy 500-Land                                                                          1
                                                    100.0          75,711         100.0
Boca Raton:
   Peninsula Plaza                                  100.0         159,702          90.4      1
   Presidential Circle                              100.0         278,469          88.9      1
   Peninsula Executive Center I                     100.0         100,626         100.0      1
                                                                  -------         -----      -
     Southeast Region Subtotal                                  5,575,420          92.2%    58         26.2%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                             100.0         139,012         100.0      4
   Harbor Corporate Park                            100.0         151,787          98.8      4
   Plaza PacifiCare                                 100.0         104,377         100.0      1
   Katella Corporate Center                         100.0          80,204          92.6      1
   Warner Center                                    100.0         343,769          99.7     12
   South Coast Executive Center                     100.0         161,310          89.4      2
   Warner Premier                                   100.0          61,553         100.0      1
   Westlake Corporate Center                        100.0          73,069          88.0      2
   Von Karman                                       100.0         103,713         100.0      1
   2600 W. Olive                                    100.0         146,018         100.0      1
   Bay Technology Center                            100.0         107,481         100.0      2
   Alton Deere Plaza                                100.0         182,146          93.8      6

                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                 March 31, 1999


-------------------------------------------------------------------------------------------------------------------

                                                Company's         Net                                     %
                                                Effective       Rentable                              of Total
                                                Property          Area         Percent   # of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)  Buildings     Footage
--------                                        ---------   ----------------  ---------  ---------     -------
Southern California,
San Diego:
   Del Mar Corporate Plaza                          100.0%        123,142         100.0%     2
   Wateridge Pavilion                               100.0          62,194         100.0      1
   Towne Center Technology Park I & II              100.0         103,918         100.0      2
   Palomar Oaks Technology Park                     100.0         170,358         100.0      6
   Jaycor                                           100.0         105,358         100.0      1
   Lightspan                                        100.0          64,800         100.0      1
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                     100.0       1,001,976         100.0      6
   Rio Robles                                       100.0         368,178         100.0      7
   Valley Business Park II                          100.0         166,928         100.0      6
   Bayshore Centre                                  100.0         195,249         100.0      2
   Rincon Centre                                    100.0         201,178         100.0      3
   Valley Centre II                                 100.0         212,082         100.0      4
   Valley Office Centre                             100.0          68,731         100.0      2
   Valley Centre                                    100.0         102,291          61.6      2
   Valley Business Park I                           100.0          67,784         100.0      2
   3745 North First Street                          100.0          67,582         100.0      1
   3571 North First Street                          100.0         116,000         100.0      1
   North San Jose Technology Park                   100.0         297,038         100.0      4
   150 River Oaks                                   100.0         100,024         100.0      1
   San Mateo I                                      100.0          70,000         100.0      1
   San Mateo II and III                             100.0         141,404          99.5      2
   Hacienda West                                    100.0         203,990          98.5      2
   Sunnyvale Technology Centre                      100.0         165,520         100.0      5
   Baytech Business Park                            100.0         300,000         100.0      4
   Golden Gateway Commons                           100.0         273,802          85.4      3
   Techmart Commerce Center                         100.0         259,656          98.3      1
   995 Benecia Avenue                               100.0          36,344         100.0      1
   Oakmead West A-G                                 100.0         425,981         100.0      7
   Santa Clara Technology Park                      100.0         178,132         100.0      3
   Valley Technology Center 4 & 5                   100.0         132,700         100.0      2
Portland, Oregon:
   RadiSys Corporate Headquarters                   100.0          80,525         100.0      1
   RadiSys II                                       100.0          45,655         100.0      1
Seattle:
   Redmond East                                     100.0         397,264         100.0     10
   Willow Creek                                     100.0          96,179         100.0      1
   Canyon Park Business Center                      100.0         282,038         100.0      6
   Canyon Park Commons                              100.0          95,290         100.0      1
   Willow Creek Corporate Center                    100.0         278,509         100.0      5
   Redmond Hilltop B & C                            100.0          90,880         100.0      2
   Canyon Park Commons 1 & 2                        100.0         110,398         100.0      2
                                                                  -------         -----      -

     Pacific Region Subtotal                                    8,913,517          98.5%   151           42.0%


                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                 March 31, 1999

-------------------------------------------------------------------------------------------------------------------
                                                Company's         Net                                     %
                                                Effective       Rentable                              of Total
                                                Property          Area         Percent   # of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)  Buildings     Footage
--------                                        ---------   ----------------  ---------  ---------     -------

CENTRAL REGION
Austin, Texas:
   Great Hills Plaza                                100.0%        135,333         100.0%     1
   Balcones Center                                  100.0          74,978          84.3      1
   Park North                                       100.0         132,744          95.3      2
   City View Centre                                 100.0         136,183         100.0      3
   Riata 4, 5, 8                                    100.0         274,118          89.7      3
   Tower of the Hills                               100.0         166,099          98.1      2
   City View Center                                 100.0         128,716         100.0      1
Chicago:
   Parkway North                                    100.0         507,488         100.0      2
   Parkway VI                                       100.0          83,498         100.0      1
   Unisys                                           100.0         361,775          96.5      2
   The Crossings                                    100.0         296,835          94.6      2
   Bannockburn I & II                               100.0         210,860         100.0      2
   Bannockburn IV                                   100.0         108,469         100.0      1
   Summit Oaks                                      100.0          91,626          90.6      1
Dallas, Texas:
   Quorum North                                     100.0         115,845          88.6      1
   Quorum Place                                     100.0         177,873          92.8      1
   Cedar Maple Plaza                                100.0         113,011          96.2      3
   Tollhill East & West                             100.0         241,487          91.5      2
   Two Mission Park                                 100.0          77,731          89.9      1
   Citymark                                         100.0         213,153          94.2      1
   5000 Quorum                                      100.0         159,549          96.2      1
   Royal Ridge A                                    100.0         144,835         100.0      1
                                                                  -------         -----      -

     Central Region Subtotal                                    3,952,206          95.9%    35            18.6%

MOUNTAIN REGION
Denver:
   Harlequin Plaza                                  100.0         329,028          98.3      2
   Quebec Court I & II                              100.0         287,294         100.0      2
   Greenwood Center                                 100.0          76,068          97.6      1
   Quebec Center                                    100.0         106,865          92.0      3
   Panorama Corporate Center I                      100.0         100,881          98.4      1
   Panorama II                                      100.0         100,916          96.7      1
   Panorama III                                     100.0         136,850         100.0      1
Phoenix, Arizona:
   Camelback Lakes                                  100.0         200,796         100.0      2
   Pointe Corridor IV                               100.0         143,962          99.4      1
   Highland Park                                    100.0          78,093          66.6      1
   The Grove at Black Canyon                        100.0         104,187          95.9      1
   US West                                          100.0         532,506         100.0      4
   Concord Place                                    100.0         134,557          87.7      1
Salt Lake City, Utah:
   Sorenson Research Park                           100.0         285,869          99.7      5
   Wasatch Corporate Center                         100.0         178,098         100.0      3
                                                                  -------         -----      -

     Mountain Region Subtotal                                   2,795,970          97.5%     29           13.2%
                                                                ---------          ----      --           ----

TOTAL CONSOLIDATED PROPERTIES:                                 21,237,113                   273          100.0%
                                                               ----------                   ---          -----
WEIGHTED AVERAGE                                                                   96.2%
                                                                                   ----


                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                 March 31, 1999

-------------------------------------------------------------------------------------------------------------------


                                                Company's         Net                                     %
                                                Effective       Rentable                              of Total
                                                Property          Area         Percent   # of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)  Buildings     Footage
--------                                        ---------   ----------------  ---------  ---------     -------

Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                        50.0%(6)      184,446          100.0%     1
   AARP Headquarters                               24.0 (7)      502,316           99.9      1
   Bond Building                                   15.0 (8)      162,097          100.0      1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building                  50.0 (9)      222,989          100.0      1
                                                               ---------          -----      -

TOTAL UNCONSOLIDATED PROPERTIES:                               1,071,848                     4
                                                               ---------                     -
WEIGHTED AVERAGE                                                                  100.0%
                                                                                  -----

ALL OPERATING PROPERTIES
TOTAL:                                                        22,308,961
                                                              ==========
WEIGHTED AVERAGE                                                                   96.4%
                                                                                   ====



(1)      Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of March 31, 1999.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds a 50% joint venture interest, and is the managing venturer.

                 CarrAmerica Realty Corporation and Subsidiaries
                             Lease Rollover Schedule
                                 March 31, 1999


-------------------------------------------------------------------------------------------------------------------


                                                    Current     YTD Avg.       Vacant
Region / Market                       Square Feet  Occupancy    Occupancy       S.F.        1999       2000      2001       2002
---------------                       -----------  ---------    ---------       ----        ----       ----      ----       ----

PACIFIC REGION:
San Francisco Bay Area                  5,152,570       98.3%          98.1%      87,540    189,251    599,163   590,530    927,540
Orange County / Los Angeles             1,654,439       97.2%          97.4%      45,760    171,572    329,851   194,852    186,787
Seattle                                 1,350,558      100.0%          97.5%          --    153,514    130,010    97,787      1,283
San Diego                                 629,770      100.0%         100.0%          --     36,251         --   173,784     18,850
Portland                                  126,180      100.0%         100.0%          --         --         --        --         --

MOUNTAIN REGION:
Denver                                  1,137,902       98.1%          98.3%      21,073     87,210     43,733   306,352    140,504
Phoenix                                 1,194,101       96.0%          96.0%      47,842     56,514     91,834    77,217    157,923
Salt Lake City                            463,967       99.8%          99.8%         915     56,910         --   110,850     83,550

CENTRAL REGION:
Chicago                                 1,660,551       97.8%          98.0%      37,320    259,310    152,314   198,458    244,915
Dallas                                  1,243,484       93.8%          93.4%      76,946    230,081    191,976   173,181    139,317
Austin                                  1,048,171       95.3%          96.2%      49,389     38,714     74,102   154,854    147,492

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                2,133,958       92.0%          95.3%     171,545    143,798    120,415    26,917    340,316
     Suburban Properties                  969,588       99.4%          99.4%       5,470    161,880     80,836   117,844     24,609
Atlanta                                 1,933,077       89.2%          90.2%     209,283    230,415    237,138   305,337    315,864
Boca Raton                                538,797       91.4%          91.2%      46,198     40,218    112,410    91,557     38,538
                                          -------       -----          -----      ------     ------    -------    ------     ------

Totals                                 21,237,113       96.2%          96.5%     799,281  1,855,638  2,163,782 2,619,520  2,767,488
                                       ==========       =====          =====     =======  =========  ========= =========  =========




                                                                      2006
                                                                       &
Region / Market                        2003      2004      2005    Thereafter
---------------                        ----      ----      ----    ----------

PACIFIC REGION:
San Francisco Bay Area                 821,204   264,396   312,693  1,360,253
Orange County / Los Angeles            232,387   139,043    17,677    336,510
Seattle                                256,238   203,975   301,174    206,577
San Diego                              180,721   209,276    10,888         --
Portland                                    --        --        --    126,180

MOUNTAIN REGION:
Denver                                 154,018    20,479        --    364,533
Phoenix                                 72,980    14,315   105,160    570,316
Salt Lake City                         104,471    73,671        --     33,600

CENTRAL REGION:
Chicago                                346,665    45,376    32,770    343,423
Dallas                                 198,086    14,804     9,511    209,582
Austin                                 167,539   240,596     2,171    173,314

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties               222,231   480,502    53,242    574,992
     Suburban Properties               154,307    93,698   209,794    121,150
Atlanta                                381,602    56,108     8,092    189,238
Boca Raton                              62,826     9,872    18,751    118,427
                                        ------     -----    ------    -------

Totals                               3,355,275 1,866,111 1,081,923  4,728,095
                                     ========= ========= =========  =========

                 CarrAmerica Realty Corporation and Subsidiaries
                       1999 Development Activity By Market

-------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)

                                                               Estimated
                                                              Construction       Estimated      In Place
Property Under Construction @           Square      Start      Completion      Stabilization      Dev.
March 31, 1999                           Feet       Date         Date              Date          Costs
-----------------------------------   ---------    ------     ------------     -------------    --------
San Francisco Bay Area
   Clarify Corporate Center A           64,512        1Q98        1Q99              1Q00        $ 8,968
   Clarify Corporate Center B           64,512        1Q98        1Q99              2Q99          8,968
   Clarify Corporate Center C           64,512        1Q98        1Q99              2Q99          8,968
   Clarify Corporate Center D           64,512        1Q98        1Q99              2Q99          8,967
   Valley Technology Center 1           66,350        1Q98        4Q98              4Q99          8,133
   Valley Technology Center 2           66,350        1Q98        4Q98              4Q99          8,187
   Valley Technology Center 3                         1Q98        4Q98              3Q99         10,259
   Fremont Technology Park A            41,015        3Q98        4Q98              4Q99          4,567
   Fremont Technology Park B            44,136        3Q98        4Q98              4Q99          4,757
   Fremont Technology Park C            54,153        3Q98        4Q98              2Q99          6,533
                                       -------                                                   ------
     San Francisco                     614,652                                                   78,307
       Bay Area Subtotal
Seattle
   Canyon Park 4                        65,035        2Q98        1Q99              1Q00          6,109
   Willow Creek Corporate Center 6      50,028        3Q98        2Q99              2Q00          5,860
                                       -------                                                   ------
     Seattle Subtotal                  115,063                                                   11,969
San Diego
   Towne Center Technology Park 3       78,202        1Q98        2Q99              4Q99          6,621
   La Jolla Spectrum Technology         79,759        3Q98        2Q99              3Q99          9,712
     Park
                                       -------                                                   ------
     San Diego Subtotal                157,961                                                   16,333
Orange County/Los Angeles
   Pacific Corporate Plaza I            33,893        3Q98        2Q99              2Q00          2,828
   Pacific Corporate Plaza 2            49,603        3Q98        2Q99              2Q00          4,040
   Pacific Corporate Plaza 3            40,063        3Q98        2Q99              4Q99          3,231
                                       -------                                                   ------
     Orange County/Los Angeles         123,559                                                   10,099
       Subtotal
Portland, Oregon
   Sunset Corporate Park A              44,426        2Q98        1Q99              1Q00          3,327
   Sunset Corporate Park B              44,426        2Q98        1Q99              1Q00          3,317
   Sunset Corporate Park C              44,426        2Q98        1Q99              1Q00          3,317
   Rock Creek Corporate Center 1        65,035        3Q98        2Q99              2Q00          4,231
   Rock Creek Corporate Center 2        65,035        3Q98        2Q99              2Q00          4,231
   Rock Creek Corporate Center 3        10,750        3Q98        2Q99              2Q00            837
                                       -------                                                   ------
     Portland, Oregon Subtotal         274,098                                                   19,260
Denver
   Panorama Corporate Center V         137,703        1Q98        4Q98              3Q99         14,883
                                       -------                                                   ------
     Denver Subtotal                   137,703                                                   14,883
Salt Lake City
   Wasatch 18                           49,652        4Q97        2Q98              2Q99          4,603
   Wasatch 17                           72,088        1Q98        1Q99              1Q00          5,495
   Sorenson X                           41,551        2Q98        1Q99              1Q00          3,537
                                       -------                                                   ------
     Salt Lake City                    163,291                                                   13,635
       Subtotal
Phoenix
   Four Gateway                        136,758        3Q97        2Q98              2Q99         15,968
                                       -------                                                   ------
     Phoenix Subtotal                  136,758                                                   15,968




                                           Estimated                                        %
                                           Remaining        Total         Estimated     Currently
Property Under Construction @              Costs To        Projected      Stabilized    Leased or
March 31, 1999                             Complete       Investment        Return      Committed
-----------------------------------       ----------      ----------      ----------    ----------
San Francisco Bay Area
   Clarify Corporate Center A               $2,117         $11,085           11.8%        100%
   Clarify Corporate Center B                1,563          10,531           12.4         100
   Clarify Corporate Center C                1,563          10,531           12.4         100
   Clarify Corporate Center D                1,564          10,531           12.0         100
   Valley Technology Center 1                2,958          11,091           11.3           0
   Valley Technology Center 2                3,006          11,193           11.2         100
   Valley Technology Center 3                3,693          13,952           11.5         100
   Fremont Technology Park A                 1,106           5,673           11.0          55
   Fremont Technology Park B                 1,321           6,078           11.0         100
   Fremont Technology Park C                   762           7,295           12.3         100
                                            ------          ------           ----         ---
     San Francisco                          19,653          97,960           11.7          86
       Bay Area Subtotal
Seattle
   Canyon Park 4                             2,560           8,669           10.5           0
   Willow Creek Corporate Center 6           2,641           8,501            8.5           0
                                            ------          ------           ----         ---
     Seattle Subtotal                        5,201          17,170            9.5           0
San Diego
   Towne Center Technology Park 3            4,129          10,750           10.8         100
   La Jolla Spectrum Technology              7,785          17,497           14.3         100
     Park
                                            ------          ------           ----         ---
     San Diego Subtotal                     11,914          28,247           13.0         100
Orange County/Los Angeles
   Pacific Corporate Plaza I                 2,045           4,873           10.1          30
   Pacific Corporate Plaza 2                 3,057           7,097           10.2           0
   Pacific Corporate Plaza 3                 2,334           5,565           11.5         100
                                            ------          ------           ----         ---
     Orange County/Los Angeles               7,436          17,535           10.6          41
Subtotal
Portland, Oregon
   Sunset Corporate Park A                   1,705           5,032           10.3           0
   Sunset Corporate Park B                   1,713           5,030           10.3           0
   Sunset Corporate Park C                   1,713           5,030           10.3           0
   Rock Creek Corporate Center 1             4,460           8,691           10.9          31
   Rock Creek Corporate Center 2             4,524           8,755           10.8           0
   Rock Creek Corporate Center 3               617           1,454           10.8           0
                                            ------          -----            ----         ---
     Portland, Oregon Subtotal              14,732          33,992           10.6           7
Denver
   Panorama Corporate Center V               2,627          17,510           11.1         100
                                            ------          ------           ----         ---
     Denver Subtotal                         2,627          17,510           11.1         100
Salt Lake City
   Wasatch 18                                  923           5,526           10.6          82
   Wasatch 17                                2,882           8,377           10.2           0
   Sorenson X                                1,327           4,864            9.9          71
                                            ------          ------           ----         ---
     Salt Lake City                          5,132          18,767           10.3          43
Subtotal
Phoenix
   Four Gateway                              2,141          18,109           10.9          86
                                            ------          ------           ---          ---
      Phoenix Subtotal                       2,141          18,109           10.9          86


                 CarrAmerica Realty Corporation and Subsidiaries
                       1999 Development Activity By Market


-------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)

                                                              Estimated
                                                             Construction       Estimated      In Place
Property Under Construction @           Square      Start     Completion      Stabilization       Dev.
March 31, 1999                           Feet       Date         Date             Date           Costs
-----------------------------------    ---------    ------    ------------    --------------   ---------

Austin
   Riata Building 2                     62,405       1Q98        2Q99              2Q99        $ 5,249
   Riata Building 3                     62,405       1Q98        2Q99              2Q00          5,837
   Riata Building 9                     91,639       4Q97        4Q98              3Q99         10,941
   Riata Crossing 1-3                  266,894       3Q98        3Q99              3Q99         19,421
                                     ---------                                                --------
      Austin Subtotal                  483,343                                                  41,448
Dallas
   The Commons @ Las Colinas 1         228,196       1Q98        2Q99              3Q99         26,527
   The Commons @ Las Colinas 3         150,982       3Q98        3Q99              3Q99         17,685
   Royal Ridge B                       101,934       4Q97        2Q98              2Q99          8,974
   Tollway I                           181,123       3Q97        4Q98              2Q99         24,105
   Tollway II                          181,123       3Q97        4Q98              4Q99         18,073
                                     ---------                                                --------
     Dallas Subtotal                   843,358                                                  95,364
Chicago
   Four Parkway North                  167,726       2Q98        2Q99              2Q00         15,998
   Ten Parkway North                    99,509       4Q98        1Q00              1Q01          4,434
                                     ---------                                                --------
     Chicago Subtotal                  267,235                                                  20,432
Atlanta
   Embassy Row 100                     114,759       3Q98        3Q99              3Q99         12,950
                                     ---------                                                --------
     Atlanta Subtotal                  114,759                                                  12,950
Metropolitan Washington DC
   Reston Crossing East                176,175       4Q97        4Q98              2Q99         19,041
   Reston Crossing West                151,613       4Q97        4Q98              2Q99         15,579
                                     ---------                                                --------
     Metropolitan Washington DC        327,788                                                  34,620
Subtotal
Boca Raton
   Peninsula Executive Center 2         87,087       4Q97        4Q98              4Q99         12,668
                                     ---------                                                --------
     Boca Raton Subtotal                87,087                                                  12,668
                                     ---------                                                --------
         Total/Weighted Average      3,846,655                                                $397,936
                                     ---------                                                --------
Less:  Placed in service              (542,305)                                                (59,618)
                                     ---------                                                --------
         Total/Weighted Average      3,304,350                                                $338,318
                                     =========                                                ========




                                         Estimated                                         %
                                         Remaining         Total         Estimated    Currently
Property Under Construction @             Costs To       Projected      Stabilized    Leased or
March 31, 1999                            Complete       Investment      Return       Committed
-----------------------------------     -----------      -----------    ----------    ---------

Austin
   Riata Building 2                      $  3,041        $  8,290           11.5%        100%
   Riata Building 3                         2,669           8,506           11.2          70
   Riata Building 9                         1,520          12,461           10.4         100
   Riata Crossing 1-3                       9,210          28,631           10.8         100
                                         --------        --------           ----         ---
      Austin Subtotal                      16,440          57,888           10.9          96
Dallas
   The Commons @ Las Colinas 1             13,911          40,438           10.4         100
   The Commons @ Las Colinas 3             10,583          28,268           10.4         100
   Royal Ridge B                              290           9,264           13.1         100
   Tollway I                                2,636          26,741           11.0          97
   Tollway II                               9,143          27,216           10.3          39
                                         --------        --------           ----         ---
     Dallas Subtotal                       36,563         131,927           10.7          86
Chicago
   Four Parkway North                      11,159          27,157           10.9          73
   Ten Parkway North                       11,616          16,050           11.0          67
                                         --------        --------           ----         ---
     Chicago Subtotal                      22,775          43,207           10.9          71
Atlanta
   Embassy Row 100                          7,805          20,755            9.8         100
                                         --------        --------           ----         ---
     Atlanta Subtotal                       7,805          20,755            9.8         100
Metropolitan Washington DC
   Reston Crossing East                     4,927          23,968           14.3         100
   Reston Crossing West                     4,219          19,798           14.9         100
                                         --------        --------           ----         ---
     Metropolitan Washington DC             9,146          43,766           14.6         100
Subtotal
Boca Raton
   Peninsula Executive Center 2             4,507          17,175            9.3           9
                                         --------        --------           ----         ---
     Boca Raton Subtotal                    4,507          17,175            9.3           9
                                         --------        --------           ----         ---
         Total/Weighted Average          $166,072        $564,008           11.2%         76%
                                         --------        --------           ----         ---
Less:  Placed in service                  (11,615)        (71,233)            --          --
                                         --------        --------           ----         ---
         Total/Weighted Average          $154,457        $492,775           11.2%         73%
                                         ========        ========           ====         ===

                                       15

                 CarrAmerica Realty Corporation and Subsidiaries
       1999 Development Activity By Estimated Construction Completion Date

-------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)

                                                              Estimated
                                                             Construction       Estimated       In Place
Property Under Construction @           Square      Start     Completion      Stabilization       Dev.
March 31, 1999                           Feet       Date         Date             Date           Costs
-----------------------------------    ---------    ------    ------------    --------------    ---------
   Four Gateway                        136,758        3Q97        2Q98              2Q99      $  15,968
   Royal Ridge B                       101,934        4Q97        2Q98              2Q99          8,974
   Wasatch 18                           49,652        4Q97        2Q98              2Q99          4,603
   Fremont Technology Park A            41,015        3Q98        4Q98              4Q99          4,567
   Fremont Technology Park B            44,136        3Q98        4Q98              4Q99          4,757
   Fremont Technology Park C            54,153        3Q98        4Q98              2Q99          6,533
   Panorama Corporate Center V         137,703        1Q98        4Q98              3Q99         14,883
   Peninsula Executive Center 2         87,087        4Q97        4Q98              4Q99         12,668
   Reston Crossing East                176,175        4Q97        4Q98              2Q99         19,041
   Reston Crossing West                151,613        4Q97        4Q98              2Q99         15,579
   Riata Building 9                     91,639        4Q97        4Q98              3Q99         10,941
   Tollway I                           181,123        3Q97        4Q98              2Q99         24,105
   Tollway II                          181,123        3Q97        4Q98              4Q99         18,073
   Valley Technology Center 1           66,350        1Q98        4Q98              4Q99          8,133
   Valley Technology Center 2           66,350        1Q98        4Q98              4Q99          8,187
   Valley Technology Center 3           84,600        1Q98        4Q98              3Q99         10,259
                                      ---------                                                 -------
     Subtotal 1998                   1,651,411                                                  187,271

   Canyon Park 4                        65,035        2Q98        1Q99              1Q00          6,109
   Clarify Corporate Center A           64,512        1Q98        1Q99              1Q00          8,968
   Clarify Corporate Center B           64,512        1Q98        1Q99              2Q99          8,968
   Clarify Corporate Center C           64,512        1Q98        1Q99              2Q99          8,968
   Clarify Corporate Center D           64,512        1Q98        1Q99              2Q99          8,967
   Sorenson X                           41,551        2Q98        1Q99              1Q00          3,537
   Sunset Corporate Park A              44,426        2Q98        1Q99              1Q00          3,327
   Sunset Corporate Park B              44,426        2Q98        1Q99              1Q00          3,317
   Sunset Corporate Park C              44,426        2Q98        1Q99              1Q00          3,317
   Wasatch 17                           72,088        1Q98        1Q99              1Q00          5,495
   Four Parkway North                  167,726        2Q98        2Q99              2Q00         15,998
   La Jolla Spectrum Technology         79,759        3Q98        2Q99              3Q99          9,712
     Park
   Pacific Corporate Plaza 2            49,603        3Q98        2Q99              2Q00          4,040
   Pacific Corporate Plaza 3            40,063        3Q98        2Q99              4Q99          3,231
   Pacific Corporate Plaza I            33,893        3Q98        2Q99              2Q00          2,828
   Riata Building 2                     62,405        1Q98        2Q99              2Q99          5,249
   Riata Building 3                     62,405        1Q98        2Q99              2Q00          5,837
   Rock Creek Corporate Center 1        65,035        3Q98        2Q99              2Q00          4,231
   Rock Creek Corporate Center 2        65,035        3Q98        2Q99              2Q00          4,231
   Rock Creek Corporate Center 3        10,750        3Q98        2Q99              2Q00            837
   The Commons @ Las Colinas 1         228,196        1Q98        2Q99              3Q99         26,527
   Towne Center Technology Park 3       78,202        1Q98        2Q99              4Q99          6,621
   Willow Creek Corporate Center 6      50,028        3Q98        2Q99              2Q00          5,860
   Embassy Row 100                     114,759        3Q98        3Q99              3Q99         12,950
   The Commons @ Las Colinas 3         150,982        3Q98        3Q99              3Q99         17,685
   Riata Crossing 1-3                  266,894        3Q98        3Q99              3Q99         19,421
                                     ---------                                                ---------
     Subtotal 1999                   2,095,735                                                  206,231

   Ten Parkway North                    99,509        4Q98        1Q00              1Q01          4,434
                                     ---------                                                ---------
     Subtotal 2000                      99,509                                                    4,434
                                     ---------                                                ---------
         Total/Weighted Average      3,846,655                                                $ 397,936
                                     ---------                                                ---------
   Less:  Placed in service           (542,305)                                                (59,618)
                                     ---------                                                ---------
         Total/Weighted Average      3,304,350                                                $ 338,318
                                     =========                                                =========




















                                          Estimated                                       %
                                          Remaining        Total        Estimated     Currently
Property Under Construction @             Costs To       Projected      Stabilized    Leased or
March 31, 1999                            Complete       Investment       Return      Committed
-----------------------------------      ----------      -----------    ----------   -----------
   Four Gateway                           $  2,141        $ 18,109           10.9%         86%
   Royal Ridge B                               290           9,264           13.1         100
   Wasatch 18                                  923           5,526           10.6          82
   Fremont Technology Park A                 1,106           5,673           11.0          55
   Fremont Technology Park B                 1,321           6,078           11.0         100
   Fremont Technology Park C                   762           7,295           12.3         100
   Panorama Corporate Center V               2,627          17,510           11.1         100
   Peninsula Executive Center 2              4,507          17,175            9.3           9
   Reston Crossing East                      4,927          23,968           14.3         100
   Reston Crossing West                      4,219          19,798           14.9         100
   Riata Building 9                          1,520          12,461           10.4         100
   Tollway I                                 2,636          26,741           11.0          97
   Tollway II                                9,143          27,216           10.3          39
   Valley Technology Center 1                2,958          11,091           11.3           0
   Valley Technology Center 2                3,006          11,193           11.2         100
   Valley Technology Center 3                3,693          13,952           11.5         100
                                          --------        --------           ----         ---
     Subtotal 1998                          45,779         233,050           11.7          81

   Canyon Park 4                             2,560           8,669           10.5           0
   Clarify Corporate Center A                2,117          11,085           11.8         100
   Clarify Corporate Center B                1,563          10,531           12.4         100
   Clarify Corporate Center C                1,563          10,531           12.4         100
   Clarify Corporate Center D                1,564          10,531           12.0         100
   Sorenson X                                1,327           4,864            9.9          71
   Sunset Corporate Park A                   1,705           5,032           10.3           0
   Sunset Corporate Park B                   1,713           5,030           10.3           0
   Sunset Corporate Park C                   1,713           5,030           10.3           0
   Wasatch 17                                2,882           8,377           10.2           0
   Four Parkway North                       11,159          27,157           10.9          73
   La Jolla Spectrum Technology              7,785          17,497           14.3         100
     Park
   Pacific Corporate Plaza 2                 3,057           7,097           10.2           0
   Pacific Corporate Plaza 3                 2,334           5,565           11.5         100
   Pacific Corporate Plaza I                 2,045           4,873           10.1          30
   Riata Building 2                          3,041           8,290           11.5         100
   Riata Building 3                          2,669           8,506           11.2          70
   Rock Creek Corporate Center 1             4,460           8,691           10.9          31
   Rock Creek Corporate Center 2             4,524           8,755           10.8           0
   Rock Creek Corporate Center 3               617           1,454           10.8           0
   The Commons @ Las Colinas 1              13,911          40,438           10.4         100
   Towne Center Technology Park 3            4,129          10,750           10.8         100
   Willow Creek Corporate Center 6           2,641           8,501            8.5           0
   Embassy Row 100                           7,805          20,755            9.8         100
   The Commons @ Las Colinas 3              10,583          28,268           10.4         100
   Riata Crossing 1-3                        9,210          28,631           10.8         100
                                          --------        --------           ----         ---
     Subtotal 1999                         108,677         314,908           10.9          72

   Ten Parkway North                        11,616          16,050           11.0          67
                                          --------        --------           ----         ---
     Subtotal 2000                          11,616          16,050           11.0          67
                                          --------        --------           ----         ---
         Total/Weighted Average           $166,072        $564,008           11.2%         76%
                                          --------        --------           ----         ---
   Less:  Placed in service                (11,615)        (71,233)            --          --
                                          --------        --------           ----         ---
         Total/Weighted Average           $154,457        $492,775           11.2%         73%
                                          ========        ========           ====         ===


                 CarrAmerica Realty Corporation and Subsidiaries
                    Land Held For Future Development Summary
                              As of March 31, 1999

-------------------------------------------------------------------------------------------------------------------

                                                                                       Owned or Controlled Land
                                                                                      ----------------------------
                                                                                                       Buildable
                                                                                                        Square
Region/Property                                               Market                     Acres          Footage
---------------------------------------------    ---------------------------------    ------------    ------------
Pacific Region:
   CarrAmerica Corporate Center                       San Francisco Bay Area               2              153,600
   Fremont Technology Park D-F                        San Francisco Bay Area              10              151,545
   Valley Tech Phase II                               San Francisco Bay Area               8              110,589
   La Jolla B                                               San Diego                      5               76,894
   Sunset Corporate Park                                 Portland, Oregon                 13              226,550
                                                                                        ----            ---------
     Subtotal                                                                             38              719,178
Mountain Region:
   Panorama Corporate Center IV, VI, VII                      Denver                      21              363,650
   Panorama IX                                                Denver                       6              120,000
   Panorama X                                                 Denver                       3               49,660
   Dry Creek Corporate Center                                 Denver                      56              824,362
   Panorama VIII (Formerly Marriott Tract)                    Denver                       5              127,680
   Four Gateway                                          Phoenix, Arizona                  3              136,817
   East Gateway                                          Phoenix, Arizona                 11              228,828
   Sorenson Research Park XI                           Salt Lake City, Utah                5               80,238
                                                                                        ----            ---------
     Subtotal                                                                            110            1,931,235
Central Region:
   Braker Pointe                                          Austin, Texas                   22              750,000
   Riata 1,6,7                                            Austin, Texas                   17              245,865
   Riata Crossing 4-6                                     Austin, Texas                   18              173,058
   Parkway North                                             Chicago                      16              375,000
   Cedar Maple Plaza                                      Dallas, Texas                    1               38,400
   Tollway Plaza III                                      Dallas, Texas                    4              134,400
   The Commons @ Las Colinas II                           Dallas, Texas                    6              177,800
   Royal Ridge II                                         Dallas, Texas                   25              435,574
   Royal Ridge III                                        Dallas, Texas                   18              240,500
                                                                                        ----            ---------
     Subtotal                                                                            127            2,570,597
Southeast Region:
   Peninsula Corporate Center                          Boca Raton, Florida                26              411,000
   Preston Ridge                                             Atlanta                      14               96,000
                                                                                        ----            ---------
     Subtotal                                                                             40              507,000
                                                                                        ----            ---------
         Total                                                                           315            5,728,010
                                                                                        ====            =========

                 OmniOffices, Inc. and Omnioffices (UK) Limited
                      Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------------------------------------------


(Unaudited and in thousands)

                                                         OmniOffices, Inc.               OmniOffices (UK) Limited
                                                            (Domestic)                     (International) (2)
                                                    March 31,         December 31,       March 31,       December 31,
                                                      1999               1998             1999              1998
                                                  -------------     ---------------    -------------   ---------------
 Assets:
    Current assets                                   $ 51,671          $ 53,694           $ 6,779         $ 7,290
    Fixed assets and goodwill (net)                   255,124           237,807            65,216          65,373
                                                     --------          --------           -------         -------
       Total assets                                  $306,795          $291,501           $71,995         $72,663
                                                     ========          ========           =======         =======

 Liabilities and stockholders' equity:
    Total liabilities including Long-Term Debt       $159,366          $149,784           $41,988(1)      $42,879(1)
    Total stockholders' equity                        147,429           141,717            30,007          29,784
                                                     --------          --------           -------         -------
       Total liabilities and stockholders' equity    $306,795          $291,501           $71,995         $72,663
                                                     ========          ========           =======         =======

 (1) Includes a loan from CarrAmerica Realty Corporation in the amount of $30.0 million at March 31, 1999 and $30.5 million at December 31, 1998.
 (2) Acquired May 15, 1998

                 OmniOffices, Inc. and Omnioffices (UK) Limited
          Condensed Consolidated Contribution to Funds From Operations

-------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)

                                                   OmniOffices, Inc.                 OmniOffices (UK) Limited
                                                       (Domestic)                      (International) (1)
                                                   Three Months Ended                  Three Months Ended
                                                       March 31,                            March 31,
                                            --------------------------------    --------------------------------
                                                 1999              1998                1999              1998
                                                 ----              ----                ----              ----
 Revenues:
    Rental income                               $30,021          $ 9,619             $ 2,734              $--
    Other services and interest income           15,571            6,236               1,177               --
                                                -------          -------             -------              ---
          Total operating revenue                45,592           15,855               3,911               --
                                                -------          -------             -------              ---

 Expenses:
    Operating expenses                           24,394            7,443               3,240               --
    G & A selling expense                        15,172            6,856               1,348               --
    Interest expense and income taxes             2,366               51                  61               --
                                                -------          -------             -------              ---
          Total expenses                         41,932           14,350               4,649               --
                                                -------          -------             -------              ---

 Net income (loss) before depreciation
        and amortization                          3,660            1,505                (738)              --
                                                 -------         -------             -------              ---

 Adjustments to derive funds from operations
     Add:
          Losses associated with executive
            Suites under development              2,849              493               1,489               --
          Deferred taxes                            127               --                  --               --
                                                                                     -------              ---
                                                -------          -------
                                                  2,976              493               1,489               --
                                                -------          -------             -------              ---

          Funds from operations                 $ 6,636          $ 1,998             $   751              $--
                                                =======          =======             =======              ===




 (1)  Acquired May 15, 1998

                 CarrAmerica Realty Corporation and Subsidiaries
                               Stabilized Centers


         The following table sets forth certain information about the executive suites leased by OmniOffices, Inc. ("OmniOffices") or OmniOffices (UK) Limited ("OmniUK") and subleased to executive office suites tenants as of March 31, 1999.


-------------------------------------------------------------------------------------------------------------------

                                                   # of
                                                  Centers          # of            Percent Leased
Facility                           Owner           Owned          Suites          @ March 31, 1999
----------------------------  ----------------  -----------      ---------       ------------------
New York                        OmniOffices            9              741              96.2%
Greater Washington, DC          OmniOffices            8              474              93.0
Atlanta                         OmniOffices            9              565              81.6
New Jersey                      OmniOffices           11              568              94.7
Indianapolis                    OmniOffices            2              103              92.2
Chicago                         OmniOffices           15            1,069              96.0
Boston                          OmniOffices            8              543              96.4
Portland                        OmniOffices            2              155              75.8
Salt Lake City                  OmniOffices            4              178              79.0
Phoenix                         OmniOffices            3              180              90.5
St. Louis                       OmniOffices            1               57              62.0
Los Angeles/Orange County       OmniOffices            4              258              92.6
Dallas                          OmniOffices            2              151              97.7
Houston                         OmniOffices            2              158              79.5
Denver                          OmniOffices            1               73              99.0
Philadelphia                    OmniOffices            1               48              90.0
Florida                         OmniOffices            8              498              89.9
Seattle                         OmniOffices            1               60              98.0
San Francisco Bay Area          OmniOffices            7              354              97.1
San Diego                       OmniOffices            4              309              99.0
Charlotte                       OmniOffices            1               72              98.0
Las Vegas                       OmniOffices            1               53             100.0
Virginia                        OmniOffices            1               18              74.0
Argentina                       OmniOffices            2               76              84.0
London                            OmniUK               6              239              79.5
                                                     ---            -----             -----
Total/Weighted Average                               113            7,000              91.9%
                                                     ===            =====             =====